EXHIBIT 99.2

GSAA 2005-02 Term Sheet - Price/Yield - 1A1

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $90,044,000.00         Delay                   0
Coupon                  2.71                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.7257               2.7417               2.7437               2.7461               2.7253
     Disc Margin                   27                   29                   29                   29                   27

             WAL                19.19                 3.40                 2.43                 1.74                 1.13
        Mod Durn                14.51                 3.10                 2.27                 1.66                 1.10
Principal Window        Oct06 - Sep34        Feb05 - Apr25        Feb05 - May20        Feb05 - Dec16        Feb05 - Jan08

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - 2A1

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $191,715,000.00        Delay                   0
Coupon                  2.57                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.5838               2.5838               2.5838               2.5838               2.5838
     Disc Margin                   13                   13                   13                   13                   13

             WAL                15.05                 1.37                 1.00                 0.77                 0.62
        Mod Durn                12.21                 1.34                 0.98                 0.76                 0.61
Principal Window        Oct06 - Aug27        Feb05 - Mar08        Feb05 - Apr07        Feb05 - Oct06        Feb05 - May06

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - 1A2

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $10,005,000.00         Delay                   0
Coupon                  2.74                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.7561               2.7738               2.7760               2.7787               2.7557
     Disc Margin                   30                   32                   32                   32                   30

             WAL                19.19                 3.40                 2.43                 1.74                 1.13
        Mod Durn                14.47                 3.10                 2.27                 1.66                 1.10
Principal Window        Oct06 - Sep34        Feb05 - Apr25        Feb05 - May20        Feb05 - Dec16        Feb05 - Jan08

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - 2A2

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $58,104,000.00         Delay                   0
Coupon                  2.67                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.6849               2.6849               2.6849               2.6849               2.6849
     Disc Margin                   23                   23                   23                   23                   23

             WAL                24.79                 4.51                 3.00                 2.12                 1.69
        Mod Durn                18.09                 4.24                 2.88                 2.06                 1.65
Principal Window        Aug27 - Nov31        Mar08 - May11        Apr07 - Aug09        Oct06 - Aug07        May06 - Feb07

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - 2A3

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $48,912,000.00         Delay                   0
Coupon                  2.79                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.8084               2.8524               2.8561               2.8643               2.8062
     Disc Margin                   35                   40                   40                   41                   35

             WAL                28.33                10.06                 7.40                 5.11                 2.48
        Mod Durn                19.52                 8.66                 6.62                 4.69                 2.40
Principal Window        Nov31 - Sep34        May11 - Apr25        Aug09 - May20        Aug07 - Jan17        Feb07 - Jan08

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M1

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $17,425,000.00         Delay                   0
Coupon                  2.87                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.8878               2.9038               2.9040               2.9016               2.9653
     Disc Margin                   43                   45                   45                   44                   51

             WAL                26.26                 6.81                 5.34                 5.10                 6.89
        Mod Durn                18.36                 6.05                 4.89                 4.72                 6.23
Principal Window        Mar27 - Aug34        Feb08 - Mar22        Aug08 - Nov17        Apr09 - Dec14        Jun10 - Aug14

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M2

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $15,433,000.00         Delay                   0
Coupon                  2.89                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.9081               2.9243               2.9248               2.9230               2.9409
     Disc Margin                   45                   47                   47                   47                   48

             WAL                26.26                 6.79                 5.25                 4.75                 5.04
        Mod Durn                18.31                 6.03                 4.81                 4.41                 4.68
Principal Window        Mar27 - Jul34        Feb08 - Jul21        Jun08 - Apr17        Nov08 - Jul14        Jun09 - Aug12

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M3

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $8,712,000.00          Delay                   0
Coupon                  2.94                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               2.9587               2.9761               2.9768               2.9753               2.9740
     Disc Margin                   50                   52                   52                   52                   52

             WAL                26.26                 6.77                 5.19                 4.57                 4.51
        Mod Durn                18.20                 6.00                 4.75                 4.25                 4.22
Principal Window        Mar27 - Jul34        Feb08 - Oct20        Jun08 - Sep16        Sep08 - Feb14        Feb09 - Apr12

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M4

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $8,712,000.00          Delay                   0
Coupon                  3.14                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.1615               3.1847               3.1857               3.1842               3.1809
     Disc Margin                   70                   72                   72                   72                   72

             WAL                26.26                 6.74                 5.15                 4.46                 4.27
        Mod Durn                17.77                 5.94                 4.68                 4.13                 3.98
Principal Window        Mar27 - Jul34        Feb08 - Mar20        May08 - Apr16        Aug08 - Oct13        Nov08 - Jan12

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M5

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $8,712,000.00          Delay                   0
Coupon                  3.19                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.2122               3.2357               3.2368               3.2355               3.2326
     Disc Margin                   75                   77                   78                   77                   77

             WAL                26.25                 6.71                 5.10                 4.37                 4.08
        Mod Durn                17.66                 5.90                 4.64                 4.04                 3.81
Principal Window        Mar27 - Jun34        Feb08 - Aug19        Apr08 - Nov15        Jun08 - May13        Aug08 - Sep11

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - M6

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $7,468,000.00          Delay                   0
Coupon                  3.29                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.3136               3.3381               3.3393               3.3381               3.3355
     Disc Margin                   85                   88                   88                   88                   87

             WAL                26.25                 6.66                 5.05                 4.28                 3.93
        Mod Durn                17.45                 5.85                 4.59                 3.96                 3.67
Principal Window        Mar27 - May34        Feb08 - Nov18        Mar08 - Apr15        May08 - Dec12        Jun08 - May11

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - B1

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $6,223,000.00          Delay                   0
Coupon                  3.79                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.8214               3.8550               3.8569               3.8556               3.8525
     Disc Margin                  135                  138                  139                  139                  138

             WAL                26.24                 6.60                 4.99                 4.21                 3.80
        Mod Durn                16.46                 5.69                 4.46                 3.84                 3.52
Principal Window        Mar27 - Apr34        Feb08 - Feb18        Mar08 - Sep14        Apr08 - Jul12        May08 - Dec10

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - B2

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $6,223,000.00          Delay                   0
Coupon                  3.89                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               3.9229               3.9523               3.9538               3.9528               3.9503
     Disc Margin                  145                  148                  148                  148                  148

             WAL                26.23                 6.51                 4.92                 4.12                 3.69
        Mod Durn                16.26                 5.61                 4.40                 3.76                 3.41
Principal Window        Mar27 - Mar34        Feb08 - May17        Mar08 - Feb14        Apr08 - Jan12        Apr08 - Aug10

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.

GSAA 2005-02 Term Sheet - Price/Yield - B3

Assumption: Price to Par, Flat Libor, Run to Maturity

Balance                 $4,979,000.00          Delay                   0
Coupon                  4.79                   Dated                   1/28/2005
Settle                  1/28/2005              First Payment           2/25/2005

Price                 0 Pricing Speed    75% Pricing Speed   100% Pricing Speed   125% Pricing Speed   150% Pricing Speed
           Yield               4.8392               4.8684               4.8700               4.8695               4.8673
     Disc Margin                  235                  238                  238                  238                  238

             WAL                26.20                 6.38                 4.81                 4.01                 3.58
        Mod Durn                14.69                 5.33                 4.20                 3.59                 3.25
Principal Window        Mar27 - Jan34        Feb08 - Apr16        Feb08 - Apr13        Mar08 - Jun11        Mar08 - Feb10

       LIBOR_1MO               2.4400               2.4400               2.4400               2.4400               2.4400
       LIBOR_6MO               2.8500               2.8500               2.8500               2.8500               2.8500
          Prepay       0 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed     150 PricingSpeed


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.